UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2018

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 5, 2018, Kindred Healthcare, Inc. (“Kindred” or the “Company”) reconvened a special meeting of stockholders, which had been convened and adjourned on March 29, 2018 (the “Special Meeting”).

The following matters were submitted to a vote of the Company’s stockholders at the Special Meeting: (i) a proposal to adopt the Agreement and Plan of Merger, dated as of December 19, 2017, by and among Kentucky Hospital Holdings, LLC, a Delaware limited liability company, Kentucky Homecare Holdings, Inc., a Delaware corporation, Kentucky Homecare Merger Sub, Inc., a Delaware corporation and the Company (as amended or modified from time to time, the “Merger Agreement”); (ii) a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid to Kindred’s named executive officers by Kindred based on or otherwise relating to the merger (the “Merger”) contemplated by the Merger Agreement; and (iii) a proposal to approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, to solicit additional votes for the approval of the proposal to adopt the Merger Agreement. These proposals are described in more detail in the definitive proxy statement filed by Kindred on February 21, 2018. The number of shares of Kindred common stock outstanding and eligible to vote as of the record date for the Special Meeting, February 20, 2018, was 91,535,238, and a total of 70,724,942 shares (77.27%) were represented at the meeting in person or by proxy.

Each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting was approved by the requisite vote of the Company’s stockholders. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter:

1.	Proposal to adopt the Merger Agreement:

For	Against	Abstain
54,650,172	15,781,340	293,430

2.	Proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Kindred’s named executive officers in connection with the Merger:

For	Against	Abstain
53,252,600	16,573,409	898,931

3.	Proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement:

For	Against	Abstain
57,668,451	12,857,630	198,861

Item 7.01.	Regulation FD Disclosure.

Incorporated by reference is Exhibit 99.1 attached hereto, a press release issued by the Company on April 5, 2018 announcing stockholder approval of the Merger Agreement. This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section nor shall this information be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

Exhibit 99.1	Press release, dated April 5, 2018, issued by Kindred Healthcare, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDRED HEALTHCARE, INC.

Date: April 5, 2018	By:	/s/ Joseph L. Landenwich

		Name:	Joseph L. Landenwich
		Title:	General Counsel and Corporate Secretary